Exhibit 99.2

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Confidential

Allied Nevada – Project Aztec

Discussion Materials

February 2015

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SUBJECT TO F.R.E. 408 Disclaimer SUBJECT TO SUBSTANTIAL REVISION

The information contained in this presentation is being supplied and communicated to you on a confidential basis by Allied Nevada Gold Corp. (the

“Company”) solely for your information and is subject to the confidentiality agreement that you have entered into with the Company. The information herein may not be reproduced, further distributed to any other person or published, in whole or in part, for any purpose whatsoever.

This presentation and the information contained in it is not an offer of, invitation to apply for, or solicitation for the purchase or sale of any securities of the Company. Any investment decision must me made solely on the basis of definitive offering documentation to be issued by the Company, and any such offer will not be made in any jurisdiction where it is unlawful, where the person making the offer is not qualified to do so, or to any person who cannot legally be offered the securities.

This presentation contains summaries believed to be accurate with respect to certain documents, but reference is made to the actual documents for complete information. All such summaries are qualified in their entirety by such reference. Copies of documents referred to herein will be made available to prospective investors upon request to the Company. Certain information in this presentation has been derived from publicly available sources that have not been independently verified. No representation or warranty, express or implied, is made as to the accuracy, completeness or reliability of such information.

In addition to historical information, this presentation and the documents incorporated by reference in this presentation and other written reports and oral statements made from time to time by us may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the SEC, all as may be amended from time to time, as well as forward-looking information within the meaning of the applicable Canadian securities laws. All statements, other than statements of historical fact, included herein or incorporated by reference, that address activities, events or developments that we expect or anticipate will or may occur in the future, are forward-looking statements.

The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe”, “project”, “target”, “budget”, “may”, “will”, “would”, “could”, “seeks”, or “scheduled to”, or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions identify forward-looking statements. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act, the PSLRA and applicable Canadian securities laws with the intention of obtaining the benefit of the “safe harbor” provisions of, or similar protections under, such laws. These statements involve known and unknown risks, uncertainties, assumptions and other factors many of which are beyond the Company’s control which may cause the Company’s actual results, performance or achievements to be materially different from any results, performances or achievements expressed or implied by such forward-looking statements. For more detail on these risks, you should refer to the section entitled “Risk Factors” in the Company’s Prospectus Supplement dated December 9, 2014 to the Prospectus dated November 25, 2014, filed with the U.S. Securities and Exchange Commission pursuant to Rule 424(b)(2), and the sections of the Company’s annual report on Form 10-K for the year ended December 31, 2013 and quarterly report on Form 10-Q for the quarter ended September 30, 2014 entitled “Cautionary Note Regarding

Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

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Presenting Today

Name & Title Biography

Randy Buffington

President & CEO

Joined Allied Nevada in February 2013

Has over 28 years of management, operations, engineering and construction experience, which he attained through his various management positions at globally focused mid-tier and senior mining companies Most recently from Coeur d’Alene Mines Corporation, where he was Senior Vice President, Operations Prior to that, he served in a variety of operations management roles with Barrick Gold Corporation including; General Manager of Barrick’s Goldstrike mining complex; and General Manager of their Ruby Hill and Bald Mountain mines in Nevada. Randy has a Masters degree in Civil Engineering

Joined Allied Nevada in March 2012

Prior to joining Allied he was most recently President, CFO and Director of EPM Mining Ventures Inc.

Previously Senior Vice President and Chief Financial Officer for Katanga Mining where he successfully raised approximately $300 million through various debt financing instruments Has held various positions at Freeport McMoran Copper and Gold including Senior Vice President & CFO

Steve Jones

Executive Vice President & CFO

1. Background and Overview of Current Operations

Today’s Agenda

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1. Background and Overview of Current Operations

2. Review of FY 2014

3. Current Operations – 2015 Budget Overview

4. Oxide Life of Mine Plan

5. Financing Needs and Timing

6. Hycroft Expansion Plan

7. Exploration Properties Overview

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1. Background and Overview of Current Operations

Allied Nevada Overview

Allied Nevada Overview Hycroft

Allied Nevada is a US-based gold and silver producer, focused on growth in Nevada Flagship operation, Hycroft Mine, is one of North

America’s largest heap leach operations

The 2015 budget was based upon expected production of 230,000-250,000 oz of gold and 1.4 million – 1.6 million oz of silver1 Operating in a region where infrastructure is established and mining parameters are well known reduces execution risk Long-life asset with significant reserves of 10.6 million ozs Au and 465.3 million ozs Ag (at 12/31/14) Total reserve and resource base at Hycroft is in excess of 43.4 million ozs AuEq2 (at 12/31/14)

Large portfolio of exploration properties in Nevada Exceptionally low political risk with all Nevada focus Board and management have extensive construction, development and mine operating experience on large projects and operations globally

Hycroft is currently operating as an open pit, heap leach operation

24/7 operation (process)

Mining takes place 6 days a week moving ~270,000 tons per day Average daily fleet consists of: 2 x wire rope shovels, 1 x hydraulic shovel, 23 x 320-ton haul trucks and associated support vehicles (two back-up hydraulic shovels available) Plan to have under 400 people employed at the mine in 2015

Merrill-Crowe plant up and running at nameplate capacity (21,500 gpm) Crusher 100% mechanically complete

Primary crusher operational; Secondary and Tertiary crushers were initially found to have engineering defects associated with the new design Temporary fix completed in July 2014 Recast crushers using previous proven design were expected to be installed by end of 2015

1. The 2015 budget has been prepared on a going concern basis and assumes the necessary financing is in place to deliver the mine plan

2. Gold equivalent resources comprised of proven, probable, measured, indicated and inferred gold ounces plus silver ounces (converted to gold equivalent at a ratio of 60:1).

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Hycroft has Significant Infrastructure in PlaceSUBJECT TO SUBSTANTIAL REVISION

Hycroft – 2009 Hycroft – 2014 Substantial footprint

North MC Brimstone plant MC plant and refinery

Crusher

Leach pads

Offices and maintenance

Large landholding

27 patented mining claims that comprise 1,814 acres 3,248 unpatented mining claims comprise 68,759 acres

1. Background and Overview of Current Operations

Hycroft Growth

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Since 2009, Hycroft has a CAGR of gold and silver sales of 39% and 103%, respectively

First year of full production (2009) sales of 42,358 ounces of gold and 53,125 ounces of silver

Investment in Merrill-Crowe expansion in 2013 significantly increased production capacity and silver recoveries

2014 sales of 216,937 ounces of gold and 1,841,737 ounces of silver

300 3,000

)

262 ilv S (000s 246 er 200 217 2,000 ld o un O S 182 s ce Ounces 100 115 1,000 Sold

1,842

102 1,541 1,586 old 88 (00 G 858 0s 696 )

42 372

238

— —2009 2010 2011 2012 2013 2014 2015B 2016E

Gold Ounces Sold (000s) Silver Ounces Sold (000s)

1. Background and Overview of Current Operations

Rivals Other World-Class Deposits on Scale

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Top 10 Nevada Deposits

50.0 oz) Reserves (AuEq) Resources (AuEq)

( ce s 40.0 our 30.0 27.5 Res 15.5 18.3 t 20.0 len 19.0 4.9 2.9 va 10.0 17.9 18.3

1.8 2.2 12.3 15.1

2.5 2.7 9.4 7.8 Equi 2.5 3.4 4.9 5.2 0.0 old Round Twin Creeks Marigold Bald Phoenix Goldstrike Turquoise Carlin Cortez Hycroft G Mountain Mountain Ridge (Newmount Deposits Deposits)

Global Deposits

Gold Equivalent Ounces (millions)

0 20 40 60 80 100 Phoenix 14 Goldstrike 15 Tasiast 16 Moab Khotsong 16 Vasilkovskoje 16 Bulyanhulu 18 Ahafo 18 Obuasi 18 Los Filos 18 Joel 18 Kibali 19 Telfer 20 Livengood 21 Carlin Deposits 22 Boddington 22 Paracatu 25 Blyvooruitzicht 26 Turquoise Ridge 27 Free State 28 Evander 31 Cortez Deposits 33 Cerro Casale 34 Buffelsfontein 35 Mponeng 39 Cadia East 39 Donlin Gold 40 Pascua Lama 41

Penasquito 41 Pueblo Viejo 44 Hycroft 46 Olimpiada 47 Muruntau 48 Natalka 60 Lihir Island 65 Kloof/Driefontein 66 Cibaliung 66 South Deep 79

Note: As of 12/31/13

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2. Review of FY 2014

Today’s Agenda

1. Background and Overview of Current Operations

2. Review of FY 2014

3. Current Operations – 2015 Budget Overview

4. Oxide Life of Mine Plan

5. Financing Needs and Timing

6. Hycroft Expansion Plan

7. Exploration Properties Overview

2. Review of FY 2014

# Historical Financial Performance

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## Gold Sold and Average Realized Price


Gold Sales (000s of oz)
Average Realized Price ($/oz)
250
200
150
100
50
--
$2,000
$1,500
$1,000
$500
--
$1,230
$1,577
$1,681
$1,365
$1,269
103
88
115
182
217
2010
2011
2012
2013
2014
Gold Sales (000s of oz)
Average Realized Price ($/oz)

## Revenue


Total Revenue ($ millions)
$400
$300
$200
$100
--
$131
$152
$215
$268
$310
$126
$139
$193
$248
$275
2010
2011
2012
2013
2014
Gold Revenue
Silver Revenue

## Adjusted Operating Costs Per Ounce of Gold[1]


Cash Cost per Gold oz
$1,200
$1,000
$800
$600
$400
$200
--
$516
$488
$638
$855 (including inventory write-down)¹
$802 (excluding inventory write-down)¹
$1,064 (including inventory write-down)¹
$252
$812 (excluding inventory write-down)¹
2010
2011
2012
2013
2014

## EBITDA and EBITDA Margin[2]


EBITDA ($ millions)
EBITDA Margin
$120
$100
$80
$60
$40
$20
--
50%
40%
30%
20%
10%
--
24%
32%
45%
22%
9%
$31
$49
$96
$60
$84 (addback for inventory write-down)¹
$55
$29 (including inventory write-down)¹
2010
2011
2012
2013
2014
EBITDA ($ millions)
EBITDA Margin

1. Write-down of value of WIP on leach pads in 2013 and 2014 due to decreased metal prices and increased production costs

9

2. Review of FY 2014

Historical Financial Performance (cont’d)

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The Company has been in growth phase since 2010, investing to ramp-up operations. However, capital expenditure for a heap leach only operation is expected to be minimal from 2015 onwards

Capex Free Cash Flow1

$400 —

)

$328 ns ($ 6)

o

li ($32)

s) $300 l ($50)

$262 mi

$ ($ 100)

illion (

m

$ $200

( Flow

sh ($ 200) ($166)

Capex $100 $ 82 $ 79 Ca

e

$ 37 Fre

— ($ 300) ($268)

2010 2011 2012 2013 2014 2010 2011 2012 2013 2014

1. Free Cash Flow defined as EBITDA including Inventory write-downs less Capital Expenditures

3. Current Operations – 2015 Budget Overview

Today’s Agenda

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1. Background and Overview of Current Operations

2. Review of FY 2014

3. Current Operations – 2015 Budget Overview

4. Oxide Life of Mine Plan

5. Financing Needs and Timing

6. Hycroft Expansion Plan

7. Exploration Properties Overview

3. Current Operations – 2015 Budget Overview

2015 Budget Overview

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Overview

Allied Nevada has created a budget plan for the financial performance of the Hycroft mine in 2015. The budget is forecasted based on historical trends as well as future expectations including gold and silver prices The budget is constructed from a detailed review of the operations of the Hycroft plan including:

Updated mine plan

Tons mined and ounces recovered Production and operating expenses

Corporate general & administrative and exploration / land-holding costs

The budget has been prepared on a going concern basis and assumes the necessary financing is in place to deliver the mine plan The Company has adapted its operational plan throughout the years to maximize operational and financial performance

In 2013, the Company integrated a mobile dispatch system to improve mining costs

In 2014, the Company focused on improving efficiency of the larger mining fleet using the data from the dispatch system In January 2015, the Company reduced the crew schedule to 10-hour days, 6 days a week with the off hours and day dedicated to maintenance. This enables the Company to:

Maintain required ore tonnage onto pad Focus mining in higher grade areas Reduce waste and strip mining

The Company was also planning on an expansion of its heap leach pad in June 2015

3. Current Operations – 2015 Budget Overview

Mining Progress

Q1 2015 Q4 2015

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Mining in Brimstone and Porter Ore placed on North Pad Waste placed in South Dump

Mining rate of ~6.6 million tons per month (220K tpd)

Based on Santa Fe/Lone Tree 3x10-hr crews Maintenance and blasting is planned

Production Fleet:

2 – CAT 7495 Electric shovels (73 cyd)

23 – 320 ton haul trucks

1 – Hitachi 5500 Hydraulic shovel

3. Current Operations – 2015 Budget Overview

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# Key Assumptions

- Cost assumptions in the 2015 Budget are in line with 2014 actuals

| | | | 2014A | 2015B |
|---|---|---|---|---|
| Gold Price ($/oz) | | | $1,269 | $1,200 |
| Silver Price ($/oz) | | | $19 | $16 |
| Silver to gold ratio | | | 8.5:1 | 6:3:1 |
| Total employment - mine | | | 294 | 226 |
| Total employment - process | | | 102 | 101 |
| Total employment - administration | | | 35 | 37 |
| | Availability | Utilization | | |
| Production drills | 80% | 75% | 8 | 8 |
| Rope shovels | 95% | 95% | 2 | 2 |
| Hydraulic shovels | 90% | 85% | 3 | 1 |
| Trucks | 95% | 95% | 27 | 23 |
| Operating trucks | | | 24 | 21 |
| Bench height | | | 50 ft | 50 ft |
| Blast hole spacing | | | 20 ft | 20 ft |
| Hole diameter | | | 7.875 in | 7.875 in |
| Powder factor | | | 0.56 | 0.57 |

| | 2014A | 2015B |
|---|---|---|
| World fuel price (per barrel) | $93 | $80 |
| Diesel fuel price (per gallon) | 3.08 | 3.00 |
| Total fuel consumption (million gallons) | 11.5 | 9.3 |
| Lime cost per pound | $0.098 | $0.100 |
| Lime consumption per ton of ore | 7.3 | 5.8 |
| Total lime consumed - tons | 122k | 146k |
| Cynaide cost per pound | $1.00 | $1.06 |
| Cynaide consumption per ton of | 0.60 | 0.47 |
| Total Cyanide consumed - tons | 15.6k | 13.0k |
| Power cost per kilowatt hour (avg.) | $0.067 | $0.075 |
| Total power consumed - kwh's | 109M | 72M |
| Solution flow to Pad in GPM | 26,201 | 28,500 |
| Solution flow through MC Plant GPM | 19,932 | 24,500 |

**Whittle Shell based on:**

- Mining Cost – $1.50/ton (plus $0.02/ton per bench below 4500' elevation)
- Metal Prices
  - Gold – $700/oz, $900/oz, and $1,100/oz Phased Approach
  - Silver – $15/oz
- Pit wall angle – 41 to 45 degrees
- Road width – 120'

Note: Restructuring costs have not been included in the 2015 budget

14

3. Current Operations – 2015 Budget Overview

Hycroft Mine Plan

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Gold sales are expected to increase post Q1 2015 due to improved heap leach kinetics

Q1 2015B Q2 2015B Q3 2015B Q4 2015B Total 2015B

Ore tons placed 11,339,864 13,546,838 13,770,184 11,378,110 50,034,995

AuFA oz/ton 0.007 0.007 0.008 0.010 0.008

AuFa oz 75,106 97,484 105,151 114,048 391,789

AuCN oz/ton 0.004 0.005 0.005 0.006 0.005

AuCN oz 50,413 68,103 70,875 73,284 262,675

AgFA oz/ton 0.269 0.236 0.253 0.284 0.259

AgFA oz 3,056,066 3,193,223 3,483,604 3,233,323 12,966,216

AuCN/AuFA Ratio 0.67 0.70 0.67 0.64 0.67

Mill Stockpile Tons 3,324,703 2,113,221 1,950,910 1,020,246 8,409,080

Waste tons 9,058,160 5,944,258 4,078,906 7,401,644 26,482,968

Total tons 23,722,727 21,604,317 19,800,000 19,800,000 84,927,043

Rec Oz Placed 34,051 46,558 45,151 42,932 168,691

Recovery rates 68% 68% 64% 59% 64%

Strip ratio 0.80 0.44 0.30 0.65 0.53

Oz Recovered 46,879 65,566 62,777 70,927 246,150

3. Current Operations – 2015 Budget Overview

# Production & Processing Assumptions

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## Tons Mined


Waste tons
Mill stockpile tons
Ore tons
(000s tons)
10,000
8,000
6,000
4,000
2,000
--
7,887
3,430
973
3,484
8,000
3,044
1,661
3,295
7,835
2,584
691
4,560
7,600
2,071
690
4,840
7,404
1,291
918
5,195
6,600
2,583
505
3,512
6,600
2,636
333
3,631
6,600
794
506
5,300
6,600
649
1,112
4,839
6,600
1,880
535
4,185
6,600
3,029
270
3,301
6,600
2,493
215
3,891
Jan-15B
Feb-15B
Mar-15B
Apr-15B
May-15B
Jun-15B
Jul-15B
Aug-15B
Sep-15B
Oct-15B
Nov-15B
Dec-15B

| | Jan-15B | Feb-15B | Mar-15B | Apr-15B | May-15B | Jun-15B | Jul-15B | Aug-15B | Sep-15B | Oct-15B | Nov-15B | Dec-15B |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Strip Ratio | 0.77 | 0.61 | 0.49 | 0.37 | 0.21 | 0.64 | 0.67 | 0.14 | 0.11 | 0.40 | 0.85 | 0.61 |

## Ounces Sold


Silver (gold equivalent ounces)
Gold
40,000
30,000
20,000
10,000
--
13,996
996
13,000
15,476
1,300
14,176
21,164
1,461
19,702
22,170
1,918
20,252
25,351
2,139
23,213
24,656
2,554
22,102
22,983
2,004
20,979
22,625
1,710
20,915
22,319
1,436
20,883
28,475
1,686
26,789
27,770
1,982
25,787
19,715
1,363
18,351
Jan-15B
Feb-15B
Mar-15B
Apr-15B
May-15B
Jun-15B
Jul-15B
Aug-15B
Sep-15B
Oct-15B
Nov-15B
Dec-15B

| | Jan-15B | Feb-15B | Mar-15B | Apr-15B | May-15B | Jun-15B | Jul-15B | Aug-15B | Sep-15B | Oct-15B | Nov-15B | Dec-15B |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Silver to Gold Ratio | 5.7 | 6.9 | 5.6 | 7.1 | 6.9 | 8.7 | 7.2 | 6.1 | 5.2 | 4.7 | 5.8 | 5.6 |

1. Silver revenue at $16/oz price converted into gold equivalent ounces using $1,200/oz gold price

16

3. Current Operations – 2015 Budget Overview

Operating & All-In Sustaining Costs

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All-in sustaining costs in 2015 are expected to yield ample margin given current gold prices

Adjusted Operating Costs / Ounce

$1,400

$1,200 $976 $996 $973 $968 $986 $1,064

$868 $881 $902 $871 $915 $923

$1,000 $823 $826 (addback inventory for

write-down)1

oz ) $800

/

$

( $600

$812

$400

$200

—

Jan-15B Feb-15B Mar-15B Apr-15B May-15B Jun-15B Jul-15B Aug-15B Sep-15B Oct-15B Nov-15B Dec-15B 2014A 2015B

All-In Sustaining Costs / Ounce

$1,400

$1,202

$1,200 $1,062 $1,057 $1,033 $1,049 $1,070 $1,033 $1,028 $1,071 $1,025

$955 $945 $953 $991

$1,000

z) $800

/o

( $ $600

$400

$200

—

Jan-15B Feb-15B Mar-15B Apr-15B May-15B Jun-15B Jul-15B Aug-15B Sep-15B Oct-15B Nov-15B Dec-15B 2014A 2015B

1. Write-down of value of WIP on leach pads in 2014 due to decreased metal prices and increased production costs

3. Current Operations – 2015 Budget Overview

EBITDA & Free Cash Flow

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EBITDA is expected to increase by ~52% in 2015 with significantly increased Free Cash Flow

EBITDA (Cumulative)

$50 $45 $45

$42

$40 $38

$35

ns) $32

o $29 $29

l li $30 $25

mi $20

( $ $20

$15

$11

$10 $6

$2

—

Jan-15B Feb-15B Mar-15B Apr-15B May-15B Jun-15B Jul-15B Aug-15B Sep-15B Oct-15B Nov-15B Dec-15B 2014A 2015B

Free Cash Flow (Cumulative)1

$50

$33 $35 $35

$30 $21

) $10

lions $10 $4 $4

l

mi

$ ($2)

( ($10)

($8)

($14)

($16) ($20) ($18) ($18)

($30)

Jan-15B Feb-15B Mar-15B Apr-15B May-15B Jun-15B Jul-15B Aug-15B Sep-15B Oct-15B Nov-15B Dec-15B 2014A 2015B

1. Free Cash Flow calculated as EBITDA plus Non-Cash Expenses less changes in Net Working Capital, Sustaining Capex and Other Investing Activities

3. Current Operations – 2015 Budget Overview

2015 Budget – Quarterly Liquidity

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($ millions) Q1-15 B Q2-15 B Q3-15 B Q4-15 B 2015B

Operating Assumptions

Gold Price ($ / ounce) $1,200 $1,200 $1,200 $1,200 $1,200

Gold Ounces Sold (oz ‘000s) 47 66 63 71 246

EBITDA $10.7 $14.7 $9.1 $10.1 $44.6

Plus: Non-Cash Expenses 1.6 1.6 1.6 1.6 6.4

Less: WIP Adjustment and Other (11.3) 10.1 12.5 21.0 32.4

Less: Change in NWC (7.1) 1.5 (0.0) (0.0) (5.7)

Less: Sustaining Capital Expenditures (0.5) (6.4) (0.3) (0.3) (7.4)

Less: Other Investing Activities (11.0) (12.0) (5.0) (7.0) (35.0)

Unlevered Free Cash Flow ($17.6) $9.5 $17.9 $25.5 $35.3

Cum. Unlevered Free Cash Flow (17.6) (8.1) 9.8 35.3 35.3

Less: RCF and Capital Lease Interest Expense (2.7) (2.6) (2.5) (2.4) (10.2)

Less: Capital Lease Principal Repayments (12.0) (12.1) (12.1) (12.2) (48.3)

Free Cash Flow Available for Unsecured Debt Service ($32.2) ($5.2) $3.3 $11.0 ($23.2)

Cum. Free Cash Flow Available for Unsecured Debt Service (32.2) (37.4) (34.2) (23.2) (23.2)

Less: Unsecured Bond Interest Expense — (16.8) — (16.8) (33.5)

Less: Unsecured Bond Repayment —

Levered Free Cash Flow ($32.2) ($22.0) $3.3 ($5.8) ($56.7)

Cum. Levered Free Cash Flow Available (32.2) (54.2) (50.9) (56.7) (56.7)

Beginning Cash Balance 33.1 5.5 (16.5) (13.2) 33.1

Net Cash Increase / (Decrease) (32.2) (22.0) 3.3 (5.8) (56.7)

Revolver Draw / (Repayment) 4.6 — — — 4.6

Ending Cash Balance 5.5 (16.5) (13.2) (19.0) (19.0)

Beginning Revolver Balance 56.5 56.5 56.5

Draw / (Repayment) — — —

Ending Revolver Balance 56.5 56.5 56.5 56.5 56.5

Revolver Availability 0.0 0.0 0.0 0.0 0.0

Cash Balance 5.5 (16.5) (13.2) (19.0) (19.0)

Total Liquidity $5.5 ($16.4) ($13.2) ($18.9) ($18.9)

Total Liquidity w/out Unsecured Bond Interest & Principal $5.5 $0.3 $3.6 $14.6 $14.6

3. Current Operations – 2015 Budget Overview

Work in Progress

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

Although $214 million of cash costs are expected to be added during 2015, the WIP balance is projected to decrease from $327 million to $282 million due to the sale of previously placed ounces

Q4 2014 – Q4 2015 Work in Progress

$400

$54.5

$38.7 $68.3

$54.1 $52.8

$350

$342.0 $69.9

$52.8

) $ 326.6 $328.2

illions $81.5

m $311.1

$

(

$300

$282.4

$250

Q4 2014A Cash Non-Cash Q1 2015B Cash Non-Cash Q2 2015B Cash Non-Cash Q3 2015B Cash Non-Cash Q4 2015B

Costs Movement Costs Movement Costs Movement Costs Movement

WIP Balance Non-Cash Movements Cash Costs Added

4. Oxide Life of Mine Plan

Today’s Agenda

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

1. Background and Overview of Current Operations

2. Review of FY 2014

3. Current Operations – 2015 Budget Overview

4. Oxide Life of Mine Plan

5. Financing Needs and Timing

6. Hycroft Expansion Plan

7. Exploration Properties Overview

4. Oxide Life of Mine Plan

Mine Plan Overview

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

Allied Nevada and its Board have approved the implementation of the 2015 Budget plan

The heap leach only life-of-mine plan is based on similar metrics to those assumed in the 2015 Budget

Gold prices of $1,200 / oz and silver prices of $16 / oz

Operating costs assumed to be consistent with the 2015 Budget Mining rate of 79.2 million tons per year

4. Oxide Life of Mine Plan

Key Performance Indicators – Production

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

Tons Mined

100,000 Waste tons Mill stockpile tons Ore tons

84,927

79,200 79,200 79,200

80,000

26,483

tons) 60,000 30,134 37,130 31,944

8,409 42,525

40,000 9,562 12,893

(000s 17,084 17,145

20,000 50,035 39,504 6,664

34,363

24,986 18,716 — —

2015B 2016E 2017E 2018E 2019E 2020E 2021E

Strip Ratio 0.45 0.61 0.88 0.68 0.68 — —

Gold Ounces Sold and Pricing

) 350 $ 1,500

oz

300

0s $1,200 $1,200 $1,200 $1,200 $1,200 $1,200 $ 1,200

( 00 250 Gold

200 246 262 Pr

Sold $ 1,000 ic

150 182 e

es 162 (

$

100 128 /o

Ounc 50 27 z)

9

old 0 $ 500

G 2015B 2016E 2017E 2018E 2019E 2020E 2021E

Gold Ounces Sold (000s oz) Gold Price ($/oz)

Note: Mining ceases in 2019 under the current mine plan

4. Oxide Life of Mine Plan

Key Performance Indicators – Costs

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

Adjusted Operating Costs / Ounce

$1,400

$1,200 $1,127

$1,054

$1,000 $923 $880 $821

/oz) $800

( $ $600

$400

$200

NM1 NM1

—

2015B 2016E 2017E 2018E 2019E 2020E 2021E

All-in Sustaining Costs / Ounce

$1,400 $1,291

$1,200 $1,152

$1,025

$1,000 $952 $938

z) $800

/o

( $ $600

$400

$200

NM1 NM1

—

2015B 2016E 2017E 2018E 2019E 2020E 2021E

1. Mining ceases in 2019 under the current mine plan. Ounces sold in 2020 and 2021 are the residual ounces produced from the leach pad

4. Oxide Life of Mine Plan

Capital Expenditures

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

Minimal sustaining capital expenditures through 2018

Other investing activities largely driven by additions to stockpile inventory

($000s) 2015B 2016E 2017E 2018E 2019E 2020E

Sustaining Capex

Processing1 $6,150 — $3,211 — — —

Other 1,273 1,000 — 1,000 — —

Sustaining Capex $7,423 $1,000 $3,211 $1,000 — —

Expansion Capex

Mill Equipment $11,513 $6,308 — — — —

Other Expansion Capex 883 1,200 — — — —

Expansion Capex $12,397 $7,508 — — — —

Other Investing Activities

Additions to stockpile inventory $19,854 $22,059 $46,634 $31,333 $16,191 —

Capitalized interest 2,892 3,000 — — — —

AMRs and other investing activities (174) (174) — — — —

Other Investing Activities $22,572 $24,885 $46,634 $31,333 $16,191 —

Total Investing Activities $42,392 $33,393 $49,845 $32,333 $16,191 —

1. Investment in heap leach pad expansion

4. Oxide Life of Mine Plan

STRICTLY CONFIDENTIAL
PREPARED AT THE REQUEST OF COUNSEL
SUBJECT TO F.R.E. 408
SUBJECT TO SUBSTANTIAL REVISION

# Summary P&L

| ($ millions) | 2015B | 2016E | 2017E | 2018E | 2019E | 2020E | 2021E |
|---|---|---|---|---|---|---|---|
| **Pricing Assumptions** | | | | | | | |
| Gold Price ($ / ounce) | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 |
| Silver Price ($ / ounce) | $16 | $16 | $16 | $16 | $16 | $16 | $16 |
| **Ounces Sold** | | | | | | | |
| Gold Ounces Sold (oz '000s) | 246 | 262 | 128 | 162 | 182 | 27 | 9 |
| Silver Ounces Sold (oz '000s) | 1,541 | 1,586 | 838 | 2,186 | 1,153 | 306 | 187 |
| **Revenue** | | | | | | | |
| Gold Revenue | $295.4 | $314.5 | $154.1 | $194.6 | $218.3 | $32.0 | $10.4 |
| Silver Revenue | 24.7 | 25.4 | 13.4 | 35.0 | 18.4 | 4.9 | 3.0 |
| **Total Revenue** | **$320.0** | **$339.8** | **$167.5** | **$229.5** | **$236.7** | **$36.9** | **$13.3** |
| Operating Costs | (251.7) | (255.9) | (158.2) | (168.1) | (210.1) | (39.0) | (14.6) |
| **Gross Profit** | **$68.3** | **$83.9** | **$9.4** | **$61.4** | **$26.6** | **($2.1)** | **($1.2)** |
| *Gross Margin* | *21.3%* | *24.7%* | *5.6%* | *26.7%* | *11.2%* | *(5.8%)* | *(9.2%)* |
| Exploration Expense | (2.7) | (2.7) | (2.7) | (2.7) | (2.7) | (2.7) | (2.7) |
| Corporate G&A | (20.9) | (17.4) | (17.4) | (17.4) | (17.4) | (17.4) | (17.4) |
| **EBITDA** | **$44.6** | **$63.8** | **($10.8)** | **$41.2** | **$6.4** | **($22.3)** | **($21.4)** |
| *EBITDA Margin* | *13.9%* | *18.8%* | *(6.4%)* | *18.0%* | *2.7%* | *(60.5%)* | *(160.3%)* |
| Depreciation and Amortization | (82.9) | (81.2) | (53.6) | (65.3) | (45.0) | (13.1) | (1.5) |
| **EBIT** | **($38.3)** | **($17.4)** | **($64.4)** | **($24.1)** | **($38.6)** | **($35.4)** | **($22.9)** |
| *EBIT Margin* | *(12.0%)* | *(5.1%)* | *(38.4%)* | *(10.5%)* | *(16.3%)* | *(96.1%)* | *(171.9%)* |
| Other Income / (Expenses) | -- | -- | -- | -- | -- | -- | 100.0 |
| Interest Income / (Expenses) | (43.9) | (41.8) | (42.2) | (40.3) | (20.5) | (5.1) | (4.0) |
| **Profit Before Taxes** | **($82.2)** | **($59.2)** | **($106.6)** | **($64.4)** | **($59.1)** | **($40.5)** | **$73.0** |
| Income Tax (Expense) / Benefit | -- | -- | -- | -- | -- | -- | -- |
| **Net Income** | **($82.2)** | **($59.2)** | **($106.6)** | **($64.4)** | **($59.1)** | **($40.5)** | **$73.0** |
| *Net Income Margin* | *(25.7%)* | *(17.4%)* | *(63.6%)* | *(28.0%)* | *(25.0%)* | *(109.9%)* | *547.3%* |

26

4. Oxide Life of Mine Plan

# Summary Liquidity

STRICTLY CONFIDENTIAL
PREPARED AT THE REQUEST OF COUNSEL
SUBJECT TO F.R.E. 408
SUBJECT TO SUBSTANTIAL REVISION

| ($ millions) | 2015B | 2016E | 2017E | 2018E | 2019E | 2020E | 2021E |
|---|---|---|---|---|---|---|---|
| **EBITDA** | **$44.6** | **$63.8** | **($10.8)** | **$41.2** | **$6.4** | **($22.3)** | **($21.4)** |
| Plus: Non-Cash Expenses | 6.4 | 6.4 | 4.6 | 4.6 | 4.6 | 4.6 | 4.6 |
| Less: WIP Adjustment and Other | 32.4 | 52.9 | 18.5 | (8.0) | 103.8 | 30.2 | 9.8 |
| Less: Change in NWC | (5.7) | 2.4 | (5.3) | (5.3) | (3.1) | (4.6) | (2.6) |
| Less: Sustaining Capital Expenditures | (7.4) | (1.0) | (3.2) | (1.0) | -- | -- | -- |
| Less: Other Investing Activities | (35.0) | (32.4) | (46.6) | (31.3) | (16.2) | -- | -- |
| **Unlevered Free Cash Flow** | **$35.3** | **$92.1** | **($42.8)** | **$0.3** | **$95.6** | **$7.9** | **$90.4** |
| Cum. Unlevered Free Cash Flow | 35.3 | 127.4 | 84.6 | 84.9 | 180.4 | 188.4 | 278.8 |
| Less: RCF and Capital Lease Interest Expense | (10.2) | (8.1) | (8.0) | (6.1) | (5.2) | (5.1) | (4.0) |
| Less: Capital Lease Principal Repayments | (48.3) | (43.6) | (31.3) | (23.2) | (14.8) | (4.8) | (0.1) |
| **Free Cash Flow Available for Unsecured Debt Service** | **($23.2)** | **$40.3** | **($82.0)** | **($29.0)** | **$75.6** | **($1.9)** | **$86.3** |
| Cum. Free Cash Flow Available for Unsecured Debt Service | (23.2) | 17.2 | (64.9) | (93.9) | (18.3) | (20.2) | 66.1 |
| Less: Unsecured Bond Interest Expense | (33.5) | (33.5) | (33.5) | (33.5) | (16.8) | -- | -- |
| Less: Unsecured Bond Repayment | -- | -- | -- | -- | (400.4) | -- | -- |
| **Levered Free Cash Flow** | **($56.7)** | **$6.8** | **($115.5)** | **($62.5)** | **($341.5)** | **($1.9)** | **$86.3** |
| Cum. Levered Free Cash Flow Available | (56.7) | (49.8) | (165.4) | (227.9) | (569.4) | (571.4) | (485.1) |
| Beginning Cash Balance | 33.1 | (19.0) | (12.1) | (127.7) | (190.2) | (531.7) | (533.7) |
| Net Cash Increase / (Decrease) | (56.7) | 6.8 | (115.5) | (62.5) | (341.5) | (1.9) | 86.3 |
| Revolver Draw / (Repayment) | 4.6 | -- | -- | -- | -- | -- | -- |
| Ending Cash Balance | (19.0) | (12.1) | (127.7) | (190.2) | (531.7) | (533.7) | (447.3) |
| Beginning Revolver Balance | | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 |
| Draw / (Repayment) | | -- | -- | -- | -- | -- | -- |
| Ending Revolver Balance | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 |
| Revolver Availability | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Cash Balance | (19.0) | (12.1) | (127.7) | (190.2) | (531.7) | (533.7) | (447.3) |
| **Total Liquidity** | **($18.9)** | **($12.1)** | **($127.6)** | **($190.1)** | **($531.7)** | **($533.6)** | **($447.3)** |
| **Total Liquidity w/out Unsecured Bond Interest & Principal** | **$14.6** | **$54.9** | **($27.1)** | **($56.1)** | **$19.5** | **$17.5** | **$103.9** |

Note: Does not include restructuring fees; assumes revolver refinanced and swap put is not exercised

27

4. Oxide Life of Mine Plan

Upside to Mine Plan

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

Gold price – price may increase from changes in macroeconomic indicators and capital markets activity

Crushing opportunity (at higher metal prices) – anticipate 60%+ recovery rate for gold and 25% for silver from crushed material (compared with ROM recovery rates of ~50% for gold and ~12% for silver)

Active management of lime application – a 10% reduction of lime in the Brimstone ore has a value of ~$3 million

Haul route improvements – improving the ramp on the North pad, improved access out of the bottom of Brimstone and additional haulage routes from Porter have the potential to eliminate the need for 2 haul trucks; value of ~$4 million

Zone mining / improvements on track equipment – equipment including large hydraulic shovels are frequently moved; minimize equipment movement

Blasting improvement (mine to process) – large shovels currently average over 1,000 tph less than standards largely due to blasting; improved fragmentation could improve production by 2,000 tph

Continued optimized 2017 & 2018 mine plan – the Company is currently reviewing additional opportunities in the mine plan to optimize the pit design and extraction of oxide

5. Financing Needs and Timing

Today’s Agenda

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

1. Background and Overview of Current Operations

2. Review of FY 2014

3. Current Operations – 2015 Budget Overview

4. Oxide Life of Mine Plan

5. Financing Needs and Timing

6. Hycroft Expansion Plan

7. Exploration Properties Overview

5. Financing Needs and Timing

# Funding Need

STRICTLY CONFIDENTIAL
PREPARED AT THE REQUEST OF COUNSEL
SUBJECT TO F.R.E. 408
SUBJECT TO SUBSTANTIAL REVISION

- Based on the 2015 Budget and Life of Mine Plan, Allied Nevada needs approximately $130 million in additional capital to bridge through June 2016


Cash Balance ($ millions)
$0
($20)
($40)
($60)
($80)
($100)
($120)
($140)
Total Funding (Need)
Total Funding Need without Bond Interest

| ($ millions) | Feb-15 | Mar-15 | Apr-15 | May-15 | Jun-15 | Jul-15 | Aug-15 | Sep-15 | Oct-15 | Nov-15 | Dec-15 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Beginning Cash | $17 | $6 | $2 | ($7) | ($9) | ($27) | ($27) | ($28) | ($32) | ($25) | ($18) |
| Net Cash Increase / (Decrease) | (9) | (3) | (5) | (1) | (16) | 2 | 0 | 1 | 6 | 8 | (20) |
| Less: Financial and Legal Fees | (2) | (2) | (3) | (2) | (2) | (2) | (2) | (5) | – | – | – |
| Revolver Draw / (Repayment) | – | – | – | – | – | – | – | – | – | – | – |
| Ending Cash | $6 | $2 | ($7) | ($9) | ($27) | ($27) | ($28) | ($32) | ($25) | ($18) | ($38) |
| Revolver Availability | – | – | – | – | – | – | – | – | – | – | – |
| Total Liquidity | $6 | $2 | ($7) | ($9) | ($27) | ($27) | ($28) | ($32) | ($25) | ($18) | ($38) |
| Less: Minimum Liquidity (Need) | (40) | (40) | (40) | (40) | (40) | (40) | (40) | (40) | (40) | (40) | (40) |
| **Total Funding (Need)** | **($34)** | **($38)** | **($47)** | **($49)** | **($67)** | **($67)** | **($68)** | **($72)** | **($65)** | **($58)** | **($78)** |
| Unsecured Bond Interest | – | – | – | – | 17 | – | – | – | – | – | 17 |
| **Total Funding Need without Bond Int.** | **($34)** | **($38)** | **($47)** | **($49)** | **($50)** | **($50)** | **($51)** | **($55)** | **($49)** | **($41)** | **($44)** |

| ($ millions) | Jan-16 | Feb-16 | Mar-16 | Apr-16 | May-16 | Jun-16 | Jul-16 | Aug-16 | Sep-16 | Oct-16 | Nov-16 | Dec-16 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Beginning Cash | ($38) | ($39) | ($46) | ($52) | ($62) | ($65) | ($86) | ($81) | ($66) | ($46) | ($29) | ($21) |
| Net Cash Increase / (Decrease) | (2) | (7) | (6) | (10) | (2) | (21) | 5 | 15 | 20 | 17 | 8 | (9) |
| Less: Financial and Legal Fees | – | – | – | – | – | – | – | – | – | – | – | – |
| Revolver Draw / (Repayment) | – | – | – | – | – | – | – | – | – | – | – | – |
| Ending Cash | ($39) | ($46) | ($52) | ($62) | ($65) | ($86) | ($81) | ($66) | ($46) | ($29) | ($21) | ($31) |
| Revolver Availability | – | – | – | – | – | – | – | – | – | – | – | – |
| Total Liquidity | ($39) | ($46) | ($52) | ($62) | ($65) | ($86) | ($81) | ($66) | ($46) | ($29) | ($21) | ($31) |
| Less: Minimum Liquidity (Need) | (40) | (40) | (40) | (40) | (40) | (40) | (40) | (40) | (40) | (40) | (40) | (40) |
| **Total Funding (Need)** | **($79)** | **($86)** | **($92)** | **($102)** | **($105)** | **($126)** | **($121)** | **($106)** | **($86)** | **($69)** | **($61)** | **($71)** |
| Unsecured Bond Interest | – | – | – | – | – | 17 | – | – | – | – | – | 17 |
| **Total Funding Need without Bond Int.** | **($46)** | **($52)** | **($59)** | **($69)** | **($71)** | **($76)** | **($71)** | **($56)** | **($35)** | **($19)** | **($11)** | **($4)** |

Note: Assumes RCF is rolled-over after its maturity in April 2016 and that the mutual put provision in the cross currency swap agreement is not exercised. Does not include cost of new financing or MIP / KEIP payments

30

5. Financing Needs and Timing

STRICTLY CONFIDENTIAL
PREPARED AT THE REQUEST OF COUNSEL
SUBJECT TO F.R.E. 408
SUBJECT TO SUBSTANTIAL REVISION

# 2015 Monthly Liquidity

- The Company is expected to generate $51 million in Unlevered Free Cash Flow for the remainder of 2015…

| ($ millions) | Feb-15 | Mar-15 | Apr-15 | May-15 | Jun-15 | Jul-15 | Aug-15 | Sep-15 | Oct-15 | Nov-15 | Dec-15 | TOTAL |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Operating Assumptions** | | | | | | | | | | | | |
| Gold Price ($ / ounce) | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 |
| Gold Ounces Sold (oz '000s) | 14 | 20 | 20 | 23 | 22 | 21 | 21 | 21 | 27 | 26 | 18 | 246 |
| **EBITDA** | **$3.6** | **$4.9** | **$3.9** | **$5.2** | **$5.6** | **$3.4** | **$3.1** | **$2.6** | **$3.5** | **$4.3** | **$2.3** | **$42.3** |
| Less: Other Income / (Expenses) | – | – | – | – | – | – | – | – | – | – | – | – |
| Less: Taxes | – | – | – | – | – | – | – | – | – | – | – | – |
| Plus: Non-Cash Expenses | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 | 5.9 |
| Less: WIP Adjustment and Other | (2.9) | (0.4) | 0.7 | 4.4 | 4.9 | 4.0 | 3.2 | 5.3 | 9.9 | 10.0 | 1.2 | 40.3 |
| Less: Change in NWC | 0.5 | (0.1) | 0.5 | 0.5 | 0.5 | (0.0) | (0.0) | (0.0) | (0.0) | (0.0) | (0.0) | 1.8 |
| Less: Sustaining Capital Expenditures | (0.1) | (0.2) | (2.2) | (2.1) | (2.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (7.2) |
| Less: Other Investing Activities | (5.7) | (2.3) | (4.0) | (4.2) | (3.8) | (1.3) | (1.4) | (2.4) | (2.6) | (2.3) | (2.0) | (32.0) |
| **Unlevered Free Cash Flow** | **($4.2)** | **$2.4** | **($0.5)** | **$4.3** | **$5.7** | **$6.6** | **$5.3** | **$6.0** | **$11.2** | **$12.5** | **$1.9** | **$51.1** |
| Cum. Unlevered Free Cash Flow | (4.2) | (1.8) | (2.3) | 2.0 | 7.7 | 14.2 | 19.6 | 25.6 | 36.7 | 49.2 | 51.1 | |
| Less: RCF and Capital Lease Interest Expense | (0.9) | (0.9) | (0.9) | (0.9) | (0.9) | (0.8) | (0.8) | (0.8) | (0.8) | (0.8) | (0.8) | (9.3) |
| Less: Capital Lease Principal Repayments | (4.0) | (4.0) | (4.0) | (4.0) | (4.0) | (4.0) | (4.0) | (4.0) | (4.1) | (4.1) | (4.0) | (44.3) |
| **Free Cash Flow Available for Unsecured Debt Service** | **($9.1)** | **($2.5)** | **($5.4)** | **($0.6)** | **$0.8** | **$1.7** | **$0.4** | **$1.1** | **$6.3** | **$7.6** | **($3.0)** | **($2.5)** |
| Cum. Free Cash Flow Available for Unsecured Debt Service | (9.1) | (11.6) | (17.0) | (17.6) | (16.8) | (15.1) | (14.7) | (13.5) | (7.2) | 0.4 | (2.5) | |
| Less: Unsecured Bond Interest Expense | – | – | – | – | (16.8) | – | – | – | – | – | (16.8) | (33.5) |
| Less: Unsecured Bond Repayment | | | | | | | | | | | | |
| **Levered Free Cash Flow** | **($9.1)** | **($2.5)** | **($5.4)** | **($0.6)** | **($16.0)** | **$1.7** | **$0.4** | **$1.1** | **$6.3** | **$7.6** | **($19.7)** | **($36.1)** |
| Cum. Levered Free Cash Flow Available | (9.1) | (11.6) | (17.0) | (17.6) | (33.6) | (31.9) | (31.4) | (30.3) | (24.0) | (16.3) | (36.1) | |
| Beginning Cash Balance | 17.1 | 8.0 | 5.5 | 0.1 | (0.5) | (16.5) | (14.8) | (14.4) | (13.2) | (6.9) | 0.7 | |
| Net Cash Increase / (Decrease) | (9.1) | (2.5) | (5.4) | (0.6) | (16.0) | 1.7 | 0.4 | 1.1 | 6.3 | 7.6 | (19.7) | |
| Revolver Draw / (Repayment) | – | – | – | – | – | – | – | – | – | – | – | |
| Ending Cash Balance | 8.0 | 5.5 | 0.1 | (0.5) | (16.5) | (14.8) | (14.4) | (13.2) | (6.9) | 0.7 | (19.0) | |
| Beginning Revolver Balance | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | |
| Draw / (Repayment) | – | – | – | – | – | – | – | – | – | – | – | |
| Ending Revolver Balance | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | |
| Revolver Availability | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | |
| Cash Balance | 8.0 | 5.5 | 0.1 | (0.5) | (16.5) | (14.8) | (14.4) | (13.2) | (6.9) | 0.7 | (19.0) | |
| **Total Liquidity** | **$8.1** | **$5.5** | **$0.2** | **($0.4)** | **($16.4)** | **($14.7)** | **($14.3)** | **($13.2)** | **($6.8)** | **$0.8** | **($18.9)** | |
| **Total Liquidity w/out Unsecured Bond Interest & Principal** | **$8.1** | **$5.5** | **$0.2** | **($0.4)** | **$0.3** | **$2.0** | **$2.5** | **$3.6** | **$9.9** | **$17.6** | **$14.6** | |

Note: Assumes RCF is rolled-over after its maturity in April 2016 and that the mutual put provision in the cross currency swap agreement is not exercised. Does not include cost of new financing or any MIP / KEIP payments. Does not include restructuring fees or DIP financing fees

31

5. Financing Needs and Timing

STRICTLY CONFIDENTIAL
PREPARED AT THE REQUEST OF COUNSEL
SUBJECT TO F.R.E. 408
SUBJECT TO SUBSTANTIAL REVISION

# 2016 Monthly Liquidity

- … With positive Levered Free Cash Flow generation in 2016

| ($ millions) | Jan-16 | Feb-16 | Mar-16 | Apr-16 | May-16 | Jun-16 | Jul-16 | Aug-16 | Sep-16 | Oct-16 | Nov-16 | Dec-16 | TOTAL |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Operating Assumptions** | | | | | | | | | | | | | |
| Gold Price ($ / ounce) | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 | $1,200 |
| Gold Ounces Sold (oz '000s) | 19 | 15 | 16 | 15 | 18 | 17 | 22 | 30 | 33 | 32 | 24 | 20 | 262 |
| **EBITDA** | **$2.2** | **$2.0** | **$2.7** | **$3.5** | **$5.2** | **$4.7** | **$6.1** | **$8.3** | **$8.9** | **$8.5** | **$6.7** | **$5.2** | **$63.8** |
| Less: Other Income / (Expenses) | – | – | – | – | – | – | – | – | – | – | – | – | – |
| Less: Taxes | – | – | – | – | – | – | – | – | – | – | – | – | – |
| Plus: Non-Cash Expenses | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 | 6.4 |
| Less: WIP Adjustment and Other | 0.6 | (3.6) | (3.6) | (4.1) | (3.6) | (3.8) | 4.9 | 13.2 | 21.3 | 17.3 | 7.4 | 6.8 | 52.9 |
| Less: Change in NWC | 0.5 | 0.5 | (0.1) | 0.5 | 0.5 | 0.5 | (0.0) | (0.0) | (0.0) | (0.0) | (0.0) | (0.0) | 2.4 |
| Less: Sustaining Capital Expenditures | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (1.0) |
| Less: Other Investing Activities | (0.7) | (1.4) | (1.2) | (6.0) | (0.6) | (1.7) | (2.2) | (2.8) | (6.2) | (5.5) | (3.0) | (1.0) | (32.4) |
| **Unlevered Free Cash Flow** | **$3.0** | **($2.1)** | **($1.7)** | **($5.7)** | **$1.9** | **$0.2** | **$9.2** | **$19.1** | **$24.4** | **$20.7** | **$11.5** | **$11.4** | **$92.1** |
| Cum. Unlevered Free Cash Flow | 3.0 | 0.9 | (0.8) | (6.5) | (4.6) | (4.4) | 4.8 | 23.9 | 48.4 | 69.1 | 80.6 | 92.1 | |
| Less: RCF and Capital Lease Interest Expense | (0.7) | (0.7) | (0.7) | (0.7) | (0.7) | (0.7) | (0.7) | (0.7) | (0.7) | (0.6) | (0.6) | (0.6) | (8.1) |
| Less: Capital Lease Principal Repayments | (3.9) | (3.9) | (3.9) | (3.7) | (3.7) | (3.7) | (3.6) | (3.6) | (3.6) | (3.4) | (3.4) | (3.4) | (43.6) |
| **Free Cash Flow Available for Unsecured Debt Service** | **($1.6)** | **($6.7)** | **($6.4)** | **($10.1)** | **($2.5)** | **($4.2)** | **$5.0** | **$14.9** | **$20.2** | **$16.7** | **$7.5** | **$7.4** | **$40.3** |
| Cum. Free Cash Flow Available for Unsecured Debt Service | (1.6) | (8.3) | (14.7) | (24.8) | (27.3) | (31.5) | (26.5) | (11.6) | 8.6 | 25.4 | 32.9 | 40.3 | |
| Less: Unsecured Bond Interest Expense | – | – | – | – | – | (16.8) | – | – | – | – | – | (16.8) | (33.5) |
| Less: Unsecured Bond Repayment | | | | | | | | | | | | | |
| **Levered Free Cash Flow** | **($1.6)** | **($6.7)** | **($6.4)** | **($10.1)** | **($2.5)** | **($21.0)** | **$5.0** | **$14.9** | **$20.2** | **$16.7** | **$7.5** | **($9.3)** | **$6.8** |
| Cum. Levered Free Cash Flow Available | (1.6) | (8.3) | (14.7) | (24.8) | (27.3) | (48.3) | (43.3) | (28.4) | (8.1) | 8.6 | 16.1 | 6.8 | |
| Beginning Cash Balance | (19.0) | (20.6) | (27.3) | (33.7) | (43.8) | (46.3) | (67.3) | (62.3) | (47.4) | (27.1) | (10.4) | (2.9) | |
| Net Cash Increase / (Decrease) | (1.6) | (6.7) | (6.4) | (10.1) | (2.5) | (21.0) | 5.0 | 14.9 | 20.2 | 16.7 | 7.5 | (9.3) | |
| Revolver Draw / (Repayment) | – | – | – | – | – | – | – | – | – | – | – | – | |
| Ending Cash Balance | (20.6) | (27.3) | (33.7) | (43.8) | (46.3) | (67.3) | (62.3) | (47.4) | (27.1) | (10.4) | (2.9) | (12.2) | |
| Beginning Revolver Balance | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | |
| Draw / (Repayment) | – | – | – | – | – | – | – | – | – | – | – | – | |
| Ending Revolver Balance | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | 56.5 | |
| Revolver Availability | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | |
| Cash Balance | (20.6) | (27.3) | (33.7) | (43.8) | (46.3) | (67.3) | (62.3) | (47.4) | (27.1) | (10.4) | (2.9) | (12.2) | |
| **Total Liquidity** | **($20.6)** | **($27.3)** | **($33.6)** | **($43.8)** | **($46.3)** | **($67.2)** | **($62.2)** | **($47.3)** | **($27.1)** | **($10.3)** | **($2.8)** | **($12.2)** | |
| **Total Liquidity w/out Unsecured Bond Interest & Principal** | **$13.0** | **$6.3** | **($0.1)** | **($10.2)** | **($12.7)** | **($16.9)** | **($11.9)** | **$3.0** | **$23.2** | **$40.0** | **$47.5** | **$54.9** | |

Note: Assumes RCF is rolled-over after its maturity in April 2016 and that the mutual put provision in the cross currency swap agreement is not exercised. Does not include cost of new financing or any MIP / KEIP payments. Does not include restructuring fees or DIP financing fees

32

5. Financing Needs and Timing

# Financial Summary

STRICTLY CONFIDENTIAL
PREPARED AT THE REQUEST OF COUNSEL
SUBJECT TO F.R.E. 408
SUBJECT TO SUBSTANTIAL REVISION

- The operations are expected to generate $48 million and $99 million of cash in 2015 and 2016, respectively

| ($ millions) | Jan-15 | Feb-15 | Mar-15 | Apr-15 | May-15 | Jun-15 | Jul-15 | Aug-15 | Sep-15 | Oct-15 | Nov-15 | Dec-15 | 2015B |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Cash Flow from Mine Operations[1] | (15.9) | (2.8) | 3.0 | 3.9 | 8.7 | 10.0 | 6.9 | 5.6 | 6.3 | 12.5 | 13.8 | 3.2 | $55.1 |
| Less: Sustaining Capex | (0.2) | (0.1) | (0.2) | (2.2) | (2.1) | (2.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (7.4) |
| **Cash Flow from Ongoing Operations** | **($16.1)** | **($3.0)** | **$2.8** | **$1.7** | **$6.5** | **$7.9** | **$6.8** | **$5.5** | **$6.2** | **$12.4** | **$13.7** | **$3.1** | **$47.7** |
| Less: Mill Expansion Capex | 0.3 | (1.2) | (0.4) | (2.2) | (2.2) | (2.2) | (0.2) | (0.2) | (0.2) | (1.3) | (1.3) | (1.3) | (12.4) |
| Less: RCF & Capital Lease Interest | (0.9) | (0.9) | (0.9) | (0.9) | (0.9) | (0.9) | (0.8) | (0.8) | (0.8) | (0.8) | (0.8) | (0.8) | (10.2) |
| Less: Equipment Financing Repayment | (4.0) | (4.0) | (4.0) | (4.0) | (4.0) | (4.0) | (4.0) | (4.0) | (4.0) | (4.1) | (4.1) | (4.0) | (48.3) |
| **Net Cash Flow** | **($20.6)** | **($9.1)** | **($2.5)** | **($5.4)** | **($0.6)** | **$0.8** | **$1.7** | **$0.4** | **$1.1** | **$6.3** | **$7.6** | **($3.0)** | **($23.2)** |
| Less: Unsecured Bond Interest Expense | -- | -- | -- | -- | -- | (16.8) | -- | -- | -- | -- | -- | (16.8) | (33.5) |
| **Net Cash Flow with Bond Interest** | **($20.6)** | **($9.1)** | **($2.5)** | **($5.4)** | **($0.6)** | **($16.0)** | **$1.7** | **$0.4** | **$1.1** | **$6.3** | **$7.6** | **($19.7)** | **($56.7)** |

| ($ millions) | Jan-16 | Feb-16 | Mar-16 | Apr-16 | May-16 | Jun-16 | Jul-16 | Aug-16 | Sep-16 | Oct-16 | Nov-16 | Dec-16 | 2016E |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Cash Flow from Mine Operations[1] | 3.3 | (1.8) | (1.5) | (1.5) | 2.2 | 0.5 | 9.5 | 19.4 | 24.7 | 22.2 | 11.8 | 11.7 | $100.6 |
| Less: Sustaining Capex | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (0.1) | (1.0) |
| **Cash Flow from Ongoing Operations** | **$3.2** | **($1.9)** | **($1.5)** | **($1.5)** | **$2.1** | **$0.4** | **$9.4** | **$19.3** | **$24.6** | **$22.1** | **$11.7** | **$11.6** | **$99.6** |
| Less: Mill Expansion Capex | (0.2) | (0.2) | (0.2) | (4.2) | (0.2) | (0.2) | (0.2) | (0.2) | (0.2) | (1.4) | (0.2) | (0.2) | (7.5) |
| Less: RCF & Capital Lease Interest | (0.7) | (0.7) | (0.7) | (0.7) | (0.7) | (0.7) | (0.7) | (0.7) | (0.7) | (0.6) | (0.6) | (0.6) | (8.1) |
| Less: Equipment Financing Repayment | (3.9) | (3.9) | (3.9) | (3.7) | (3.7) | (3.7) | (3.6) | (3.6) | (3.6) | (3.4) | (3.4) | (3.4) | (43.6) |
| **Net Cash Flow** | **($1.6)** | **($6.7)** | **($6.4)** | **($10.1)** | **($2.5)** | **($4.2)** | **$5.0** | **$14.9** | **$20.2** | **$16.7** | **$7.5** | **$7.4** | **$40.3** |
| Less: Unsecured Bond Interest Expense | -- | -- | -- | -- | -- | (16.8) | -- | -- | -- | -- | -- | (16.8) | (33.5) |
| **Net Cash Flow with Bond Interest** | **($1.6)** | **($6.7)** | **($6.4)** | **($10.1)** | **($2.5)** | **($21.0)** | **$5.0** | **$14.9** | **$20.2** | **$16.7** | **$7.5** | **($9.3)** | **$6.8** |

1. Cash Flow from Mine Operations calculated as EBITDA plus Non-Cash Expenses + / - WIP adjustment + / - Change in Net Working Capital less additions to Stockpile Inventory

33

5. Financing Needs and Timing

STRICTLY CONFIDENTIAL
PREPARED AT THE REQUEST OF COUNSEL
SUBJECT TO F.R.E. 408
SUBJECT TO SUBSTANTIAL REVISION

# 17-Week Cash Flow

- The 17-Week Cash Flow has been prepared on a different basis to the 2015 Budget and mine plan. To be conservative, it assumes a lower level of gold sales

($000s)

| Week Number | 1 | 2 | 3 | 4 | 5 | 6 | 7 | 8 | 9 | 10 | 11 | 12 | 13 | 14 | 15 | 16 | 17 | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Week Beginning | 2-Feb | 9-Feb | 16-Feb | 23-Feb | 2-Mar | 9-Mar | 16-Mar | 23-Mar | 30-Mar | 6-Apr | 13-Apr | 20-Apr | 27-Apr | 4-May | 11-May | 18-May | 25-May | TOTAL |
| Ounces Sold | | | | | | | | | | | | | | | | | | |
| Gold | 2,095 | 3,010 | 3,185 | 3,185 | 3,395 | 3,395 | 3,535 | 3,605 | 3,605 | 3,605 | 3,605 | 3,675 | 3,675 | 3,885 | 3,885 | 3,885 | 3,885 | 59,110 |
| Silver | 12,900 | 19,950 | 19,110 | 19,110 | 20,370 | 20,370 | 21,210 | 21,630 | 21,630 | 21,630 | 21,630 | 22,050 | 22,050 | 23,310 | 23,310 | 23,310 | 23,310 | 356,880 |
| $ / Ounce | | | | | | | | | | | | | | | | | | |
| Gold | $1,273 | $1,250 | $1,250 | $1,250 | $1,250 | $1,250 | $1,250 | $1,250 | $1,250 | $1,250 | $1,250 | $1,250 | $1,250 | $1,250 | $1,250 | $1,250 | $1,250 | $1,251 |
| Silver | $17 | $17 | $17 | $17 | $17 | $17 | $17 | $17 | $17 | $17 | $17 | $17 | $17 | $17 | $17 | $17 | $17 | $17 |
| Receipts | | | | | | | | | | | | | | | | | | |
| Gold | $2,668 | $3,763 | $3,981 | $3,981 | $4,244 | $4,244 | $4,419 | $4,506 | $4,506 | $4,506 | $4,506 | $4,594 | $4,594 | $4,856 | $4,856 | $4,856 | $4,856 | $73,936 |
| Silver | 222 | 339 | 325 | 325 | 346 | 346 | 361 | 368 | 368 | 368 | 368 | 375 | 375 | 396 | 396 | 396 | 396 | 6,069 |
| Misc. | 698 | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | 698 |
| **Total Receipts** | **$3,587** | **$4,102** | **$4,306** | **$4,306** | **$4,590** | **$4,590** | **$4,779** | **$4,874** | **$4,874** | **$4,874** | **$4,874** | **$4,969** | **$4,969** | **$5,253** | **$5,253** | **$5,253** | **$5,253** | **$80,704** |
| Disbursements | | | | | | | | | | | | | | | | | | |
| Fuels (Al Parks) | 350 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 7,550 |
| Explosives (Wesco) | 100 | 250 | 250 | 250 | 250 | 250 | 250 | 250 | 250 | 250 | 250 | 250 | 250 | 250 | 250 | 250 | 250 | 4,100 |
| Cyanide (Cyanco) | 425 | 610 | 610 | 610 | 610 | 610 | 610 | 610 | 610 | 610 | 610 | 610 | 610 | 610 | 610 | 610 | 610 | 10,185 |
| Lime (Graymont Capital) | 300 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 450 | 7,500 |
| Equipment (various) | 525 | 800 | 800 | 800 | 800 | 800 | 800 | 800 | 800 | 800 | 800 | 800 | 800 | 800 | 800 | 800 | 800 | 13,325 |
| NV Energy | -- | -- | 500 | -- | -- | -- | 500 | -- | -- | -- | 500 | -- | -- | -- | 500 | -- | -- | 2,000 |
| Other AP | 1,300 | 1,250 | 1,250 | 1,250 | 1,250 | 1,250 | 1,250 | 1,250 | 1,250 | 1,250 | 1,250 | 1,250 | 1,250 | 1,250 | 1,250 | 1,250 | 1,250 | 21,300 |
| AP Checks | 525 | 225 | 225 | 225 | 525 | 225 | 225 | 225 | 525 | 225 | 225 | 225 | 225 | 225 | 225 | 225 | 225 | 4,725 |
| Cigna, PBS & 401K | 168 | 210 | 168 | 210 | 168 | 168 | 168 | 168 | 168 | 168 | 168 | 168 | 168 | 168 | 168 | 168 | 168 | 2,940 |
| Unusual Items | 651 | -- | 998 | -- | 679 | -- | 1,000 | -- | 2,570 | -- | -- | -- | 2,350 | -- | 998 | -- | -- | 9,246 |
| Revolver (Draw)/Repay | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- |
| MTM Call | 1,260 | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | 1,260 |
| MTM Recall | (560) | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | (560) |
| Int. and Fee Pmts | 80 | -- | 16 | -- | 36 | -- | 16 | -- | 275 | -- | -- | 226 | 158 | 270 | -- | 16 | -- | 1,091 |
| Lease Payments | 1,621 | 926 | 928 | 854 | 1,657 | 926 | 928 | 829 | 1,351 | 1,009 | 638 | 1,078 | 1,535 | 902 | 661 | 1,013 | 782 | 17,638 |
| Corporate Payroll | -- | 180 | -- | 180 | 800 | 180 | -- | -- | 180 | -- | 180 | -- | 180 | -- | 180 | -- | 180 | 2,240 |
| Hycroft Payroll (Hourly) | 1,100 | -- | 1,100 | -- | 1,100 | -- | 1,100 | -- | 1,100 | -- | 1,100 | -- | 1,100 | -- | 1,100 | -- | 1,100 | 9,900 |
| Hycroft Payroll (Salary) | -- | 365 | -- | 365 | -- | 365 | -- | -- | 365 | -- | 365 | -- | 365 | -- | 365 | -- | 365 | 2,920 |
| Professional Fees | -- | 1,625 | -- | -- | 2,250 | -- | -- | -- | 3,125 | -- | -- | -- | -- | 1,675 | -- | -- | -- | 8,675 |
| Other | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- |
| **Total Disbursements** | **$7,845** | **$7,341** | **$7,744** | **$5,644** | **$11,025** | **$5,674** | **$7,746** | **$5,032** | **$13,469** | **$5,212** | **$6,986** | **$5,507** | **$9,891** | **$7,049** | **$8,007** | **$5,232** | **$6,630** | **$126,035** |
| **Net Cash Flow** | **($4,258)** | **($3,239)** | **($3,438)** | **($1,338)** | **($6,435)** | **($1,084)** | **($2,967)** | **($158)** | **($8,595)** | **($338)** | **($2,112)** | **($539)** | **($4,922)** | **($1,797)** | **($2,755)** | **$20** | **($1,377)** | **($45,331)** |
| **Cash** | | | | | | | | | | | | | | | | | | |
| Beginning Cash | 17,083 | 12,826 | 9,587 | 6,148 | 4,810 | (1,625) | (2,708) | (5,675) | (5,834) | (14,429) | (14,767) | (16,879) | (17,418) | (22,340) | (24,136) | (26,891) | (26,871) | 17,083 |
| Net Cash | (4,258) | (3,239) | (3,438) | (1,338) | (6,435) | (1,084) | (2,967) | (158) | (8,595) | (338) | (2,112) | (539) | (4,922) | (1,797) | (2,755) | 20 | (1,377) | (45,331) |
| Ending Cash | 12,826 | 9,587 | 6,148 | 4,810 | (1,625) | (2,708) | (5,675) | (5,834) | (14,429) | (14,767) | (16,879) | (17,418) | (22,340) | (24,136) | (26,891) | (26,871) | (28,248) | (28,248) |
| **Revolver** | | | | | | | | | | | | | | | | | | |
| Beginning Balance | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 |
| Draw / (Repayment) | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- | -- |
| Ending Revolver Balance | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 | 56,500 |
| Less: LC's | 18,450 | 18,450 | 18,450 | 18,450 | 18,450 | 18,450 | 18,450 | 18,450 | 18,450 | 18,450 | 18,450 | 18,450 | 18,450 | 18,450 | 18,450 | 18,450 | 18,450 | 18,450 |
| Revolver Availability | 50 | 50 | 50 | 50 | 50 | 50 | 50 | 50 | 50 | 50 | 50 | 50 | 50 | 50 | 50 | 50 | 50 | 50 |
| **Ending Liquidity** | **$12,876** | **$9,637** | **$6,198** | **$4,860** | **($1,575)** | **($2,658)** | **($5,625)** | **($5,784)** | **($14,379)** | **($14,717)** | **($16,829)** | **($17,368)** | **($22,290)** | **($24,086)** | **($26,841)** | **($26,821)** | **($28,198)** | **($28,198)** |

Note: 17-week cash forecast does not include MIP / KEIP payments or DIP financing fees

34

5. Financing Needs and Timing

Borrowing Base

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

The Company’s revolver capacity is limited to the lesser of:

Borrowing base minus $25 million; and Maximum facility size of $75 million

The borrowing base as of December 31, 2014 was $135 million

At inventory levels as of December 31, 2014, the Company maintains revolver capacity of $75 million at gold prices above $1,118/oz Borrowing base erodes significantly with a depreciating CAD and declining diesel fuel prices

Borrowing Base Calculation

($000s)

Borrowing Base Calculation 12/31/2014

Actual Pro Forma

CAD/USD Exchange Rate 0.889 0.808

Total recoverable and inventory gold (oz) 266,303 266,303

Gold Price ($/oz) $1,189 $1,189

Gross value of Gold $316,693 $316,693

Plus: Gross value of Silver 25,134 25,134

Less: Processing, selling and NV tax costs (69,020) (69,020)

Preliminary Borrowing Base (@ 80%) $218,245 $218,245

Less: Mark-to-Market of Cross-Currency & Other Derivatives (58,691) (78,804)

Less: Other 1 (24,839) (24,839)

Borrowing Base $134,715 $114,603

1. Other includes $19.6 million of non-cash collateral and surety bonds and $5.2 million of other reserves

5. Financing Needs and Timing

# Cross Currency Swap

STRICTLY CONFIDENTIAL
PREPARED AT THE REQUEST OF COUNSEL
SUBJECT TO F.R.E. 408
SUBJECT TO SUBSTANTIAL REVISION

- The Company has a C$400 million swap that was entered into in connection with the issuance of its senior unsecured notes
  - The notional value of the cross currency swap is $400.4 million with an interest rate fixed at 8.375%
- The Company is required to fully collateralize any mark-to-market liability position of ~22% (C$90 million) of the cross currency swap either in the form of Letters of Credit ("LCs") or cash
  - A 1% depreciation in the CAD/USD exchange results in ~$1 million increase in LCs or cash required to be posted as collateral
- Swap agreement includes a mutual put provision exercisable on June 1, 2016
- Upon maturity the Company will pay $400.4 million to the counterparty and receive C$400.0 million, which will be used to satisfy the face amount of the issuance
- A summary of exposure of the counterparties to the swap is as follows:

| Counterparty | Notional Amount | Letters of Credit Posted[1] | Cash Posted[1] | Out-of-Money Exposure[1] |
|---|---|---|---|---|
| **Scotiabank** | C$310.0 million | N/A | N/A | $72.7 million |
| **National Bank of Canada** | C$50.0 million | $10.2 million | $1.8 million | $12.0 million |
| **Société Générale** | C$40.0 million | $8.3 million | $1.4 million | $9.7 million |
| **TOTAL** | C400.0 million | $18.5 million | $3.3 million | $94.4 million |

Note: The Company also has an outstanding diesel swap with Scotiabank with an out-of-money exposure of $5.5mm as of February 5, 2015
1. As of February 5, 2015

36

5. Financing Needs and Timing

Maturity Profile

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

The RCF matures in April 2016, the swap is puttable in June 2016 and the Notes are repayable in June 2019

$ 500.0

$ 400.0

$ 339.7

ions) $ 300.0

l

l

i

m $191.3

n $ 200.0

$ i 1 $ 324.92

( $72.7

$ 100.0

$ 48.3 $75.0

$31.3 $ 23.2 $ 22.9

$ 48.3 $43.6 $ 18.0

—

2015 2016 2017 2018 2019 Thereafter

Capital lease and term loan obligations 8.750% senior notes

Revolving credit agreement Term and security deposit loan

Put of Scotiabank swap

1. Mark-to-market of Scotiabank swap as of February 5, 2015

2. Repayment of borrowings of C$400.0 million translated into USD at 4-year forward exchange rate as of February 5, 2015

6. Hycroft Expansion Plan

Today’s Agenda

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

1. Background and Overview of Current Operations

2. Review of FY 2014

3. Current Operations – 2015 Budget Overview

4. Oxide Life of Mine Plan

5. Financing Needs and Timing

6. Hycroft Expansion Plan

7. Exploration Properties Overview

6. Hycroft Expansion Plan

Key Takeaways on Hycroft Expansion Plan

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

1	Ore body easily accessible and can be developed at low cost

Significant silver by-product and low strip ratio

Large-scale low cost operation similar to copper operations with equivalent grades to 0.5% Cu Ore body very consistent with several mining faces providing flexibility in mining Significant Measured and Indicated Mineral Resources not included in economics

2	Considerable infrastructure in place and consulting engineers have strong track record

Brownfield expansion; infrastructure and mining equipment largely in place

No “unique” and / or long lead-time items

Crusher already in place

2	SAG mills, 3 ball mills, one regrind mill and related motors and drives already acquired

Construction timing confirmed by both M3 Engineering and Fluor

M3 has a proven track record in controlling costs and maintaining schedule with big capital projects

Ability to phase the build with initial production capacity of a nominal 60,000 tpd and up to 70,000 tpd depending on the ore hardness for a cost of approximately $767 million

3	AAO successfully used in mining operations and pilot plant test results have been positive

Atmospheric oxidation has been successfully applied to a number of other mining operations globally, including:

Jerritt Canyon (pre-2004) used atmospheric chlorination as an oxidation process prior to installing a roaster

Joutel (Agnico Eagle) concentrates were reground and preoxidized using lime and lead nitrate to passivate reactive sulfides Lead (Homestake) used atmospheric oxidation in the slime circuit East Driefontein (Gold Fields) used atmospheric preparation to oxidize minor pyrrhotite in the feed

Pilot plant testing has been extensive and results have been positive

STRICTLY CONFIDENTIAL

6. Hycroft Expansion Plan PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

Key Takeaways on Hycroft Expansion Plan (cont’d) SUBJECT TO SUBSTANTIAL REVISION

4	Trona works as well as other reagents at 1/2 the cost

Works as well as other typically used pH controlling reagents (lime, limestone, sodium bicarbonate, potassium carbonate, sodium silicate)

At $0.05/lb, approximately half the cost of lime

Trona, a natural form of sodium sesquicarbonate, has been successful in removing acid gas for a variety of applications in other industries. The physical characteristics of trona are an important factor to the capture of SO2 .

At the Newmont refractory ore treatment roaster facility, trona is added in the roaster feed to control SO2 in the roaster off gas. Laboratory roasting tests confirmed that the effectiveness of trona in roaster feed for SO2 fixation is greater than that with addition of lime or soda ash.

Ready access to hundreds of years of trona supply (Green River, WY) through a rail line infrastructure that passes right by the mine will support requirements

5	Majority of permitting in place with remaining permits on a clear timeline

Permitting in place to run the heap leach operations for the next 5 years

BLM determined that a Supplemental Environmental Impact Statement (SEIS) will be required for mining below the water table and operation of the large northeast tailings management facility, which is estimated to require 2 years to complete

Federal Register Notice of Intent to prepare the SEIS was posted December 30, 2014

—Public scoping period begins in January 2015

Permits to construct and operate mill are in place (which includes a potential short-term tails facility should there be any delay in receiving the SEIS)

6. Hycroft Expansion Plan

Mill Expansion Summary

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

While the original feasibility study envisioned a two phase 120K mill project, the Company plans to first roll out a single phase at a cost of ~$770 million

Phase 1

Capacity of 60,000 tpd

Originally expected to start detailed engineering in Q4 2014, pending completion of financing Scheduled to be completed within 24 months Includes 1 SAG mill, 2 ball mills, partial flotation circuit, partial AAO circuit, oxygen plant, rail spur and trona handling, power line and tails impoundment

Phase 2

Adds 60,000 tpd, doubling plant capacity Expected to start construction six months before commissioning Phase I

Scheduled to be constructed in 12 months

- Foundation and concrete works will be completed during Phase 1 Twin grinding lines will increase reliability and flexibility with maintenance and inventory

60K TPD Analysis

A feasibility study level capital and operating cost estimate and associated economics have been completed Nameplate (Design) capacity is 60K tpd with a planned throughput of nominally 70K tpd due to ore hardness This first phase would be built in such a way as to allow for a relatively straightforward second phase expansion All production comes from heap leach and mill AAO (no mill whole ore or tails leach)

STRICTLY CONFIDENTIAL

6. Hycroft Expansion Plan PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

Significant Changes: 120K to 60K Feasibility SUBJECT TO SUBSTANTIAL REVISION

Feasibility Feasibility Notes:

60K TPD 120K TPD

Key dates: Detailed engineering: Jun 1, 2015 September 2014 Original schedule assumed September 2014 start

Construction: Jan 1, 2016 January 1, 2015 date for detailed engineering

Operation: Jul 1, 2017 July 1, 2017 Reduced time required for detailed engineering and construction, maintain start date for operation

Capital cost: $767 million $1,388 billion Major changes include:

Decreased initial capital for tailings construction

Removal of Whole Ore & Tailing Leach

Simplified Trona unloading and storage

Facilities do not consider 2nd Phase expansion but

real estate remains for expansion and Tails Leach

Removed truck shop expansion, lab and

administration facilities

AAO retention: 20 hrs AAO retention 24 hrs Reduced size of and number of tanks

AAO retention

Operating stats: Production: 315,700 ozs Au 426,700 oz Au Average annual operating stats for the first 5 years

(2018-2022) 15,288,300 ozs Ag 17,238,500 ozs Ag of operation (2018-2022)

Cash cost: $652 $478

LOM Opex: $12.0 billion $ 11.8 billion Opex reflects increased tonnage through AAO,

however, economics are also improved overall

NPV (5%) $1.36 billion $1.81 billion

IRR 55.8% 28.6%

6. Hycroft Expansion Plan

Capital Overview

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

Feasibility 60K TPD Variance

Direct Costs: $ 881,374,497 $ 449,772,984 $ 431,601,513

Indirect Costs:

Contingency $ 156,877,655 $ 80,309,423 $ 76,568,232

EPCM, commissioning and other costs $ 179,215,436 $ 95,891,404 $ 83,324,032

Sales tax $ 33,061,786 $ 15,895,637 $ 17,166,149

Total EPCM Capital Cost: $ 1,250,529,374 $ 641,869,448 $ 608,659,926

Owner’s Cost $ 137,213,695 $ 125,000,000 $ 12,213,695

TOTAL CAPITAL COST: $ 1,387,743,069 $ 766,869,448 $ 620,873,621

Note: This is go-forward capital and does not include equipment already purchased (mills) or sunk capital

6. Hycroft Expansion Plan

Summary Production

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

LOM Gold Production

500,000 5-Yr Annual Average –

400,000 315,700 ozs Au Mining ceases in 2038

and processing of

Au 300,000 stockpiles continues

Ounces 200,000 until 2043

100,000

—

2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043

Gold Sold—Heap Leach Gold Sold—Mill

LOM Silver Production LOM Annual Ore Tons Mined

30,000 Silver Sold—Mill 60,000 Tons Mill

Silver Sold—Heap Leach Tons Heap Leach

25,000 5-Yr Annual Average – 50,000

15,288,300 ozs Au

(000s) 20,000 000s 40,000

Ag 15,000 —30,000

10,000 20,000 Mill averages 71,000

Ounces Tons TPD through LOM

5,000 10,000

0 0

2015 2017 2019 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 2041 2043 2015 2017 2019 2021 2023 2025 2027 2029 2031 2033 2035 2037

6. Hycroft Expansion Plan

Major Consumables

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

Consumable Status/Availability

Power: NV Energy has confirmed their ability to supply power for the milling facilities

Substation upgrade and power line required – included in capital budget

Cyanide: Cyanco has confirmed that capacity is not an issue

Recently expanded plant in Winnemucca

Lime: Graymont has confirmed that they will be able to continue to meet Hycroft’s lime requirements for the combined heap leach and mill operations

Lime is currently brought in by rail to Golconda and then trucked to Hycroft. With the rail siding built, lime can be railed directly into the site

Trona: In discussions with Natronx (a joint venture with FMC, Tata and Church and Dwight) and

Solvay

Each have confirmed their ability and desire to supply the required Trona

Oxygen: To be produced onsite

In discussions with three oxygen vendors for over-the-fence supply of oxygen

6. Hycroft Expansion Plan

Mining Equipment

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

Quantity Currently Planned

In Use

Loading Units

Caterpillar 7495 Electric Shovels 2 3

Hitachi EX5500 Hydraulic Shovels 3 3

Large Front End Loader 1 1

Drills

Atlas Copco 271 Pit Viper Drills 7 9

Haul Trucks

Caterpillar 795 Haul Trucks 2 0

Komatsu 930E Haul Trucks 27 46

Mine Services and Support Equipment

Caterpillar D11 Class Dozers 3 5

Caterpillar 16M Motor Graders 3 4

Komatsu 785E Water Trucks – 20,000 gal 2 3

Caterpillar 834H Rubber Tired Dozers 3 3

Komatsu D475 Track Dozers 2 2

Komatsu D375-A Track Dozers 2 2

Caterpillar D10R/T Track Dozers 2 2

Komatsu WA900 Front End Loader 1 1

Volvo 350F Front End Loaders 2 2

Volvo A40D/E Fuel and Lube Trucks 2 2

Mining equipment is based on a typical year and represents the majority of mining years

Two additional wire rope shovels and 19 trucks are added throughout the life of mining to support the increasing mining rate

6. Hycroft Expansion Plan

Merrill-Crowe Processing Plants

Capabilities and impending upgrades

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

ANV currently operates two Merrill-Crowe processing plants with total capacity of 26,500 gpm + 6,000 gpm for CIC

Plants will be upgraded during Phase 1 to process leach solutions from both the mill and heap leach operations

- A pregnant solution enrichment scheme will be designed to maximize the capacity of the plant and optimize water management

- Additional equipment including a filter press, clarifier and full refinery will be added to the plants to accommodate increased metal production

6. Hycroft Expansion Plan

# M3 Expertise

STRICTLY CONFIDENTIAL
PREPARED AT THE REQUEST OF COUNSEL
SUBJECT TO F.R.E. 408
SUBJECT TO SUBSTANTIAL REVISION

## Overview

- Formed in 1986, M3 has worked on projects domestically and internationally
- Considerable experience on projects ranging from $500,000 to $1.6 billion
- M3 incorporates proper contingencies based on project scope definition
- Strong track record of completing projects on time and on budget
- Solid and experienced technical team, which has been retained throughout the different economical cycles

## Special capabilities

- Power distribution
- Instrumentation
- Plant operation
- Complex piping systems
- Cold climates
- Remote civil projects

## Selected projects

*($ in millions)*

| Project | Description | Approximate cost | Design to start-up |
|---|---|---|---|
| Goldcorp Peñasquito, Zacatecas, Mexico | Greenfield plant, polymetallic | $1,020 | 2006 – 2010 |
| Grupo Mexico Buenavista del Cobre, Mexico | Brownfield, copper | $1,600 | 2011 – 2015 |
| Tahoe Resources Escobal, Guatemala | Greenfields, lead/zinc | $235 | 2011 – 2013 |
| Goldcorp, Cerro Negro, Argentina | Greenfield, precious metal | $750 | 2011 – 2014 |
| Romarco Haile Gold, South Carolina | Brownfield, precious metal | $300 | 2011 – 2016 |
| Rio Tinto Resolution, Arizona | Surface facilities - studies | $2,000 | 2008 – 2014 |

48

6. Hycroft Expansion Plan

Feasibility Economics

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

Mining Costs Per Ton

Feasibility 60K TPD Variance

Mining ($/t mined) $1.37 $1.43 $0.06

Heap Leach ($/heap leach ore t) $2.45 $2.44 $(0.01)

Processing ($/ore t) $9.14 $9.93 $0.79

G&A ($/ore t) $0.32 $0.55 $0.23

Treatment Charges/Transportation ($/mill ore t) $0.28 $0.27 $(0.01)

Net Proceeds Tax ($/mill ore t) $0.20 $0.13 $(0.07)

Total Operating Cost ($/ ore t) $11.87 $12.58 $0.71

Financial Indicators

Feasibility 60K TPD Variance

NPV @ 0% $3,222,093 $2,650,718 $(571,375)

NPV @ 5% $1,807,961 $1,363,111 $(444,850)

NPV @ 10% $1,017,763 $775,786 $(241,977)

IRR 28.6% 55.8% 27.2%

Payback (years) 5.5 4.1 (1.5)

6. Hycroft Expansion Plan

STRICTLY CONFIDENTIAL
PREPARED AT THE REQUEST OF COUNSEL
SUBJECT TO F.R.E. 408
SUBJECT TO SUBSTANTIAL REVISION

# Substantial Mineral Reserve & Low Strip Ratio

## Proven and Probable Reserves as of 12/31/14

| | Tons | Grades (opt) | | | Contained Ounces (000s) | | |
|---|---|---|---|---|---|---|---|
| | (000s) | Au | Ag | AuEq | Au | Ag | AuEq |
| **Proven Heap Leach** | 134,369 | 0.009 | 0.24 | 0.012 | 1,150 | 31,696 | 1,679 |
| **Probable Heap Leach** | 36,680 | 0.007 | 0.20 | 0.010 | 246 | 7,486 | 371 |
| **Total Proven & Probable Heap Leach** | **171,050** | **0.008** | **0.23** | **0.012** | **1,397** | **39,182** | **2,050** |
| **Proven Mill** | 620,392 | 0.012 | 0.57 | 0.021 | 7,432 | 352,974 | 13,315 |
| **Probable Mill** | 157,760 | 0.011 | 0.46 | 0.019 | 1,722 | 73,119 | 2,940 |
| **Total Proven & Probable Mill** | **778,151** | **0.012** | **0.55** | **0.021** | **9,153** | **426,093** | **16,255** |
| **TOTAL PROVEN & PROBABLE MINERAL RESERVES** | **949,201** | **0.011** | **0.49** | **0.019** | **10,550** | **465,275** | **18,305** |
| **Waste** | 1,427,214 | | | | | | |
| **Total Tons** | 2,376,415 | | | | | | |
| **Strip Ratio** | 1.5 | | | | | | |

## Measured and Indicated Resources (Exclusive of Reserves) as of 12/31/14

| | Tons | Grades (opt) | | | Contained Ounces (000s) | | |
|---|---|---|---|---|---|---|---|
| | (000s) | Au | Ag | AuEq | Au | Ag | AuEq |
| **Measured Heap Leach** | 337,113 | 0.006 | 0.20 | 0.009 | 2,051 | 69,060 | 3,202 |
| **Indicated Heap Leach** | 243,723 | 0.006 | 0.19 | 0.009 | 1,417 | 46,700 | 2,195 |
| **Total Measured & Indicated Heap Leach** | **580,836** | **0.006** | **0.20** | **0.009** | **3,468** | **115,760** | **5,397** |
| **Measured Mill** | 411,165 | 0.010 | 0.30 | 0.015 | 4,000 | 121,978 | 6,033 |
| **Indicated Mill** | 365,063 | 0.010 | 0.24 | 0.014 | 3,589 | 86,513 | 5,031 |
| **Total Measured & Indicated Mill** | **776,228** | **0.010** | **0.27** | **0.014** | **7,589** | **208,491** | **11,064** |
| **TOTAL MEASURED & INDICATED MINERAL RESOURCES** | **1,357,064** | **0.008** | **0.24** | **0.012** | **11,057** | **324,251** | **16,461** |

Note: Inferred mineral resources total 620.1 million tons grading 0.01 opt Au and 0.26 opt Ag (0.014 AuEq)

50

6. Hycroft Expansion Plan

STRICTLY CONFIDENTIAL
PREPARED AT THE REQUEST OF COUNSEL
SUBJECT TO F.R.E. 408
SUBJECT TO SUBSTANTIAL REVISION

# Substantial Low-cost Upside to Resource Base

## Additional drilling can potentially increase reserves

- Upgrading Inferred to Measured & Indicated
  - Within Pre-feasibility Study pit
    - 25-30% conversion with additional drilling
    - Lack of drill spacing
    - Lower conversion rate due to accessibility / high wall / active mining areas prevent access for drilling
  - Outside Pre-feasibility Study pit
    - 70-75% conversion with additional drilling
    - Bulk of Inferred outside pit is due to drill spacing and open ended mineralization
    - Additional drilling would likely convert to the Measured & Indicated categories
    - Loss is generally where drilling encounters lower than modeled grade
- Estimated cost to drill
  - $25-30M to drill out current Inferred resources (does not guarantee economics or change to pit designs)
- Primary target areas
  - West Central (conversion of Inferred resources provides opportunity to move west wall 2,500 ft)
  - Brimstone (inclusion would improve pit economics, currently hard to drill, as is an active mine area)

## In-Pit Inferred material

| Material Type | Tons (Mt) | Au Grade (opt) | Ag Grade (opt) | AuEq Grade | Contained Au Koz | Contained Ag Moz | Contained AuEq Koz |
|---|---|---|---|---|---|---|---|
| Inferred Heap Leach | 30.1 | 0.009 | 0.36 | 0.015 | 271 | 10.84 | 451 |
| Inferred Mill | 72.9 | 0.012 | 0.39 | 0.018 | 875 | 28.43 | 1,312 |

51

6. Hycroft Expansion Plan

Hycroft Mine Area – Permitting

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

Access

Union Pacific rail line

Jungo Road – Winnemucca to Gerlach

Land

Private land – white

BLM managed public lands – yellow

Humboldt and Pershing counties

2008 plan boundary – red

8,858 total acres

1,752 private

7,105 public

2014 plan boundary – blue

14,752 total acres

1,752 private

13,000 public

Black Rock Desert BLM National Conservation Area –

diagonal hatch

6. Hycroft Expansion Plan

Key points on Permitting

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

All operating and environmental permits, approved by the Bureau of Land Management (“BLM”) and Nevada Division of

Environmental Protection (“NDEP”), are in good standing for mining operations at Hycroft

- Permitting for the heap leach expansion includes expanded heap leach, open pits, and waste rock facilities; the permitting was completed in August 2012 with the BLM and NDEP authorizing the proposed actions

- The permits required to construct and operate the crushing system and to begin mill construction were also received from the BLM and NDEP in 2012

The Hycroft Mine operates under permit authorizations from the BLM, NDEP, and the Nevada Bureau of Mining Regulation & Reclamation

- During the second half of 2013, the Company continued remediation efforts of the Lewis leach pad and received permits which allowed ANV to begin introducing solution into wells that have been drilled into dry areas of the pad

- In 2013, ANV also received the permits necessary to operate a mill once constructed

Studies supporting permitting of a long-term tailing management facility (TMF), and a deeper open pit, such as groundwater characterization, waste rock characterization, and archaeological and biological surveys, began in late 2009

- The applicable study information was included in a Plan of Operations that was submitted to the BLM in April 2014, requiring a supplemental EIS. Approvals are anticipated to be received in 2016

STRICTLY CONFIDENTIAL

6. Hycroft Expansion Plan PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

Track Record of Receiving Required Authorizations SUBJECT TO SUBSTANTIAL REVISION

2008 authorizations 2012 oxide expansion 2013 mill authorizations 2014 authorizations

Total disturbance: Total disturbance: South Process Complex Hycroft Mine components

2,851 acres 5,235 acres NDEP, BLM: reconfigured Rail spur facility

- 6 open pits — 4 open pits heap leach used as tails dam South tailings storage facility

- 3 heap leach pads — 3 heap leach pads Tailing area Open pit expansion above

- Pit backfill — Crofoot heap (in closure) NDEP, BLM: mill buildings water table

- 3 waste rock areas — Merrill-Crowe plants NDEP air quality permits: mill

- Roads, yards, exploration — Refinery & crusher components

— Two crushers

— Pit backfill

— Class III waivered landfill

— Roads, yards, exploration,

buildings

6. Hycroft Expansion Plan

2014 Permit Authorizations – Other

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

NV Energy power line Hycroft well field

New and upgraded 120kV line from Oreana through Dun Glen to Hycroft

3,900 acre project area Up to 11 production wells Water rights secured

6. Hycroft Expansion Plan

Supplemental EIS Permitting

Overview

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

A Plan of Operations for the TMF and mining below the water table was submitted to the BLM in April 2014 The BLM determined that a Supplemental Environmental Impact Statement is required

- SEIS permitting process could take two years to complete

Preliminary baseline work required for this permitting, such as groundwater characterization, waste rock characterization, pit lake study and archaeological and biological surveys, began in late 2009

- The majority of the fieldwork has been completed

ANV anticipates continued support for the project from the neighboring towns of Winnemucca, Gerlach, and Lovelock; from Humboldt and Pershing counties; and continued cooperation from the BLM

ANV is utilizing recognized experts in the fields of groundwater hydrology and pit lake geochemistry

The BLM has been satisfied with the groundwater and pit lake geochemistry modeling protocols and results to date

7. Exploration Properties Overview

Today’s Agenda

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

1. Background and Overview of Current Operations

2. Review of FY 2014

3. Current Operations – 2015 Budget Overview

4. Oxide Life of Mine Plan

5. Financing Needs and Timing

6. Hycroft Expansion Plan

7. Exploration Properties Overview

7. Exploration Properties Overview

Exploration Properties Overview

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

Overview

Allied Nevada controls 42 exploration properties throughout Nevada

- 10,118 Claims, 204,870 acres

- Most properties located on, or near world class trends and mines

Allied Nevada also owns or has interest in 144 patents totaling 2,540 acres

Well developed pipeline of projects from an operating mine, through advanced stage, mid-stage and grass roots

Several properties with royalty streams

- Seven Royalty/Leased Properties

- Four JV Properties, Including 25% ownership of Hasbrouck/Three Hills

7. Exploration Properties Overview

Exploration Properties Overview (cont’d)

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

Project Pipeline

Mid-Stage

Mine Advanced Stage Gross-Roots

Late Early

Hycroft Hasbrouck Silver Cloud Toy 26 Properties

Mountain Rock Creek Sno

Wildcat Pony Creek Santa Renia

Mountain View Illipah Mountain Springs

Three Hills Golden Cloud

Maverick Spring Elephant

(JV with Silver Elder Creek

Standard) Eden

Cobb Creek

7. Exploration Properties Overview

Exploration Properties Map

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

7. Exploration Properties Overview

Exploration Properties – Resources

STRICTLY CONFIDENTIAL

PREPARED AT THE REQUEST OF COUNSEL

SUBJECT TO F.R.E. 408

SUBJECT TO SUBSTANTIAL REVISION

Tons Au Grade Ag Grade Au Ag Comments

Property (Mt) (opt) (opt) Ounces Ounces

Hasbrouck indicated 21.59 0.021 0.39 453,411 8,398,897 0.010 Cutoff

Hasbrouck inferred 18.40 0.018 0.32 323,760 5,934,372 0.010 Cutoff

Wildcat indicated 38.11 0.018 0.16 685,949 6,097,328 0.010 Cutoff

Wildcat inferred 28.35 0.015 425,319 0.010 Cutoff

Mountain View indicated 12.86 0.017 218,603 0.010 Cutoff

Mountain View inferred 3.24 0.051 165,138 0.010 Cutoff

Three Hills indicated 6.29 0.023 144,578 0.010 Cutoff

Three Hills inferred 0.02 0.015 296 0.010 Cutoff

Maverick Spring indicated 69.63 0.010 1.00 696,300 0.010 cutoff, 45/55JV with Silver Standard,

ANV is gold only

Maverick Spring inferred 85.55 0.008 1.50 684,400 128,325,000 0.010 cutoff, 45/55JV with Silver Standard,

ANV is gold only

Pony Creek indicated 0

Pony Creek inferred 32.41 0.044 1,426,000 0.010 cutoff, geologic resource

Total Indicated 148.47 0.015 0.65 2,198,841 84,126,225

Total Inferred 117.97 0.018 1.29 3,024,913 134,259,372